THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, INC.

ANNUAL REPORT

SEPTEMBER 30, 1999

DEAR FELLOW SHAREHOLDERS:

Despite quarterly declines in virtually every major index -- the S&P Midcap, Russell 2000, S&P 500 and Nasdaq Industrials fell 8.7, 6.6, 6.3 and 1.3 percent -- Brandywine gained 1.4 percent and Brandywine Blue declined just 0.3 percent.
              ------
Concerns regarding interest rates, inflation, a strengthening yen and a record U.S. trade deficit adversely affected most stocks.

                               SEPTEMBER QUARTER

                         S&P MidCap               -8.7%
                         Russell 2000             -6.6%
                         S&P 500 TR               -6.3%
                         Nasdaq Industrials       -1.3%
                         Brandywine Blue          -0.3%
                         Brandywine Fund           1.4%

Brandywine and Brandywine Blue's 15.9 and 13.7 percent gains so far in 1999 outpace gains in the S&P 500 and Russell 2000 of 5.3 and 1.3 percent, as well as the S&P Midcap's 3 percent decline. The Nasdaq Industrials, skewed by a handful of high-PE, large-cap stocks, is up 23.4 percent this year. A Prudential Securities study shows that just 20 companies generated 65 percent of the index's year-to-date return through September 7. That group's weighted-average price-to-earnings ratio is 106 based on 1999 earnings!

Brandywine and Brandywine Blue finished their respective fiscal years with gains of 36.8 and 35.2 percent, beating gains in the S&P 500, S&P Midcap and Russell 2000 of 27.8, 24 and 17.5 percent. The exceptional 56 percent rise in the Nasdaq Industrials was again influenced by earningless Internet companies and high-PE large caps, which your team's strategy typically avoids.

                                 Brandywine              Brandywine Blue
  Cumulative                      % Change                   % Change
  ---------------------          ----------              ---------------
  Quarter                            1.4                       -0.3
  Year-to-Date                      15.9                       13.7
  One Year                          36.8                       35.2
  Five Years/Annualized          120.5/17.1                 118.7/16.9
  Ten Years/Annualized           345.6/16.1                    N/A
  Inception/Annualized      769.6*<F1>/17.0*<F1>      351.3**<F2>/18.9**<F2>

 *<F1>  12/30/85
**<F2>  1/10/91

We're grateful that the financial press, as evidenced by the enclosed Investor's Business Daily piece, now better understands our investment disciplines. Performance over the last five months results from a general market broadening and a more rational investor mindset. Our research disciplines remain the same.

                   APRIL 30, 1999 THROUGH SEPTEMBER 30, 1999

                         S&P MIDCAP               -3.5%
                         S&P 500 TR               -3.4%
                         RUSSELL 2000             -1.3%
                         NASDAQ IND.               8.0%
                         BRANDYWINE BLUE           8.8%
                         BRANDYWINE FUND          11.8%

Semiconductor holdings benefited from continued demand for chips and components used in computer, telecom and consumer electronics products. Software holdings enjoyed renewed demand as non-Y2K-related spending picked up.

You might notice slight changes we've made in the market-cap categories we use for your holdings in response to key mutual fund evaluators who have revised their market-cap definitions. Small-cap is now below $2 billion rather than $1 billion; mid-cap stocks are between $2 and $9 billion; and large-cap stocks are above $9 billion.

We continue to isolate one company at a time, seeking the rewards that strong earnings attract while avoiding the pains that high price-to-earnings ratios often invite. Your Friess team is grateful for your continued confidence and grateful that you have enjoyed, along with us, the more than 65 percent rebound in both Funds from the October 8 market low of 1998.

God Bless!

/s/ Foster Friess

Foster Friess
President                                                      October 8, 1999

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. Sun Microsystems, Inc.     +287.7     16. Tandy Corp.                +43.3
 2. Tyco International Ltd.     +73.9     17. Adobe Systems, Inc.        +17.6
 3. Apple Computer, Inc.        +21.9     18. Tellabs, Inc.              +74.4
 4. Nokia Corp. A ADR          +131.6     19. Providian Financial Corp.   -8.9
 5. Gemstar Int'l Group Ltd.   +274.8     10. Motorola, Inc.             +11.8

                                EARNINGS GROWTH

                         Your Companies             40%
                         S&P 500                     9%

             FORECASTED INCREASE IN EARNINGS PER SHARE 2000 vs 1999

All figures are dollar weighted and based on data from Baseline. September 30, 1999.

                     YOUR COMPANIES' MARKET CAPITALIZATION

               LARGE CAP
               $9 billion and over                          45.1%

               MID CAP
               $2 billion to $9 billion                     35.6%

               SMALL CAP
               below $2 billion                             16.4%

               CASH                                          2.9%

                            TOP TEN INDUSTRY GROUPS

          Computer & Related                                   (13.8%)
          Software                                             (13.7%)
          Communications Equipment                             (11.8%)
          Semiconductor Manufacturing                           (9.7%)
          Networking                                            (7.6%)
          Financial/Business Services                           (7.7%)
          Specialty Retailing                                   (7.3%)
          Semiconductor & Related                               (7.3%)
          Leisure & Entertainment                               (7.1%)
          Machinery & Miscellaneous Manufacturing               (5.2%)
          Electronics                                           (3.7%)
          All Others                                            (9.8%)
          Cash                                                  (2.9%)

                                BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                      $ GAIN
BIGGEST $ WINNERS  (IN MILLIONS) % GAIN            REASON FOR MOVE
-----------------  ------------- ------  -----------------------------------

 Sun Microsystems     $57.4       35.0   Sun exceeded estimates with a June-
                                         quarter earnings increase of 32
                                         percent, as the computer hardware and
                                         software maker furthered its
                                         reputation as the premier supplier of
                                         servers and other Internet
                                         infrastructure products.

 Apple Computer       $39.1       20.6   Despite pre-announcing a production
                                         related September-quarter earnings
                                         shortfall, Apple shares gained on the
                                         company's strong outlook. Apple made
                                         arrangements to add a supply source of
                                         G4 computer chips in the December
                                         quarter to meet strong demand for this
                                         new line of desktop and iBook laptop
                                         computers.

 Gemstar Int'l.       $32.6       19.7   June-quarter earnings increased 31
                                         percent, marking the seventh quarter
                                         in a row that the VCR program
                                         developer topped consensus estimates.
                                         The company benefited from strong
                                         acceptance of its interactive
                                         programming guide. Customers such as
                                         Sony and Phillips reported
                                         accelerating sales of TVs and VCRs
                                         incorporating technology licensed from
                                         Gemstar.

 CTS Corp.            $27.8       64.3   Strong performance in the electronic
                                         component maker's wireless business
                                         recently acquired from Motorola helped
                                         the company post a 67 percent earnings
                                         increase in the June quarter, topping
                                         estimates by 20 percent. Pricing in
                                         its existing filters business
                                         improved. CTS reported record results
                                         for sales and earnings.

 Adobe Systems        $25.4       17.3   August-quarter earnings more than
                                         doubled from a year ago, marking the
                                         fourth consecutive quarter that the
                                         maker of Photoshop and Pagemaker
                                         software beat Wall Street
                                         expectations. Strong demand for its
                                         new InDesign software added to
                                         investor enthusiasm. The company
                                         continues to benefit from tight cost
                                         controls amid rising sales of its
                                         products.

                      $ LOSS
BIGGEST $ LOSERS  (IN MILLIONS)  % LOSS            REASON FOR MOVE
----------------  -------------  ------  -----------------------------------

 Waste Management     $37.0      -35.2   The company restated March-quarter
                                         results, fell short of June-quarter
                                         expectations and revised its future
                                         outlook lower after it discovered
                                         questionable accounting assumptions
                                         that overstated performance.  The
                                         board of directors let a number of
                                         high-level executives go, and
                                         investigations into former
                                         management's practices continue.

 Tellabs, Inc.        $33.0      -14.4   The company's 39 percent June-quarter
                                         earnings increase topped estimates,
                                         but its stock suffered after a Cisco
                                         Systems acquisition in the optical
                                         networking market was viewed as a
                                         competitive threat.

 Cendant Corp.        $25.0      -13.5   The company topped Wall Street
                                         estimates with a 33 percent June-
                                         quarter earnings increase, but its
                                         stock suffered on concerns that rising
                                         interest rates would adversely affect
                                         its real-estate and mortgage
                                         businesses.

 Providian
   Financial          $18.3      -11.3   A high-profile shortfall by credit
                                         card issuer Bank One raised concerns
                                         regarding the continued strength of
                                         the consumer-lending environment.
                                         Separately, an ongoing investigation
                                         by the San Francisco district attorney
                                         continues to mask the company's strong
                                         fundamentals.  Providian increased
                                         June-quarter earnings 101 percent.

 Dayton Hudson
   Corp.              $17.5      -10.7   Strong performance from the company's
                                         Target division help increase July-
                                         quarter earnings up 36 percent, but
                                         the stock fell on concerns that rising
                                         interest rates would dampen consumer
                                         spending.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. Apple Computer, Inc.       +25.2      16. Sun Microsystems, Inc.    +294.1
 2. Tyco International Ltd.    +69.7      17. Motorola, Inc.             +15.8
 3. Nokia Corp. A ADR         +134.3      18. Adobe Systems, Inc.        +19.2
 4. Tandy Corp.                +41.9      19. Electronic Arts, Inc.      +70.6
 5. Texas Instruments Inc.     +48.2      10. Gemstar Int'l Group Ltd.  +328.6

                                EARNINGS GROWTH

                         Your Companies             41%
                         S&P 500                     9%

             FORECASTED INCREASE IN EARNINGS PER SHARE 2000 vs 1999

All figures are dollar weighted and based on data from Baseline. September 30, 1999.

                     YOUR COMPANIES' MARKET CAPITALIZATION

               LARGE CAP
               $9 billion and over                          48.2%

               MID CAP
               $2 billion to $9 billion                     48.6%

               SMALL CAP
               below $2 billion                              0.7%

               CASH                                          2.5%

                            TOP TEN INDUSTRY GROUPS

          Computer & Related                                   (14.0%)
          Software                                             (12.7%)
          Semiconductor Manufacturing                          (11.3%)
          Semiconductor & Related                              (11.0%)
          Communications Equipment                             (10.9%)
          Leisure & Entertainment                               (8.7%)
          Specialty Retailing                                   (8.3%)
          Financial/Business Services                           (7.0%)
          Machinery & Miscellaneous Manufacturing               (5.1%)
          Oil/Gas Field Services                                 (3.2)
          All Others                                            (5.3%)
          Cash                                                  (2.5%)

                              BRANDYWINE BLUE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                      $ GAIN
BIGGEST $ WINNERS (IN MILLIONS)  % GAIN            REASON FOR MOVE
----------------- -------------  ------  -----------------------------------

 Sun Microsystems      $3.5       35.0   Sun exceeded estimates with a June-
                                         quarter earnings increase of 32
                                         percent, as the computer hardware and
                                         software maker furthered its
                                         reputation as the premier supplier of
                                         servers and other Internet
                                         infrastructure products.

 Apple Computer        $3.3       24.6   Despite pre-announcing a production
                                         related September-quarter earnings
                                         shortfall, Apple shares gained on the
                                         company's strong outlook. Apple made
                                         arrangements to add a supply source of
                                         G4 computer chips in the December
                                         quarter to meet strong demand for this
                                         new line of desktop and iBook laptop
                                         computers.

 Electronic Arts, Inc. $3.2       33.4   The company's growing online computer
                                         game business generated investor
                                         enthusiasm. Its new product line will
                                         further increase its dominant position
                                         as an independent entertainment
                                         software maker. New game platforms
                                         from customers such as Sega add to
                                         expectations as we enter the fall
                                         shopping season. September-quarter
                                         earnings are expected to grow 47
                                         percent.

 Adobe Systems         $2.1       19.0   August-quarter earnings more than
                                         doubled from a year ago, marking the
                                         fourth consecutive quarter that the
                                         maker of Photoshop and Pagemaker
                                         software beat Wall Street
                                         expectations. Strong demand for its
                                         new InDesign software added to
                                         investor enthusiasm. The company
                                         continues to benefit from tight cost
                                         controls amid rising sales of its
                                         products.

 Texas Instruments     $2.1       15.4   The semiconductor and electronic
                                         component manufacturer enjoyed sharply
                                         rising demand for digital signal
                                         processors and related components,
                                         boosted by especially strong European
                                         demand for cellular phones. Earnings
                                         increased 163 percent in the June
                                         quarter.

                      $ LOSS
BIGGEST $ LOSERS  (IN MILLIONS)  % LOSS            REASON FOR MOVE
----------------   ------------  ------  ----------------------------------

 Waste Management      $2.3      -35.2   The company restated March-quarter
                                         results, fell short of June-quarter
                                         expectations and revised its future
                                         outlook lower after it discovered
                                         questionable accounting assumptions
                                         that overstated performance. The board
                                         of directors let a number of high-
                                         level executives go, and
                                         investigations into former
                                         management's practices continue.

 Wellpoint Health      $2.1      -20.6   Networks New California patient rights
                                         law raised concerns regarding the
                                         likelihood that similar legislation
                                         pending on the federal level would
                                         expose health-care insurers to a rash
                                         of lawsuits. Reports suggesting that
                                         prominent attorneys are preparing
                                         class-action suits against the
                                         managed-care industry have added to
                                         the uncertainty.

 Circuit City          $1.9      -17.7   The company increased August-quarter
                                         earnings 125 percent, but its stock
                                         suffered on concerns that higher
                                         interest rates would slow the strong
                                         demand for consumer electronics that
                                         boosted results for the past year.

 Providian
   Financial           $1.9      -14.3   A high-profile shortfall by credit
                                         card issuer Bank One raised concerns
                                         regarding the continued strength of
                                         the consumer-lending environment.
                                         Separately, an ongoing investigation
                                         by the San Francisco district attorney
                                         continues to mask the company's strong
                                         fundamentals. Providian increased
                                         June-quarter earnings 101 percent.

 Jones Apparel
   Group               $1.8      -21.2   Lingering concerns regarding the
                                         company's ability to integrate its
                                         recent acquisition, Nine West,
                                         continue to cast a cloud over Jones
                                         Apparel's progress. June-quarter
                                         earnings increased 33 percent,
                                         outpacing estimates by 19 percent.

All gains/losses are calculated on an average cost basis

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                                BRANDYWINE FUND

The Adviser's approach, focusing on earnings growth and reasonable price-to-earnings ratios among individual companies, does not discriminate by market cap or industry. Brandywine is not a small-, mid- or large-cap fund, per se. However, our rapid earnings growth discipline most often leads us to smaller and mid-cap stocks. Higher market-cap characteristics in recent quarters reflect a short-term phenomenon driven by earnings strength among large-cap stocks.

This market cap flexibility enabled the Fund to capitalize on a range of opportunities, as the environment changed from quarter to quarter, favoring various market-cap classes and industries.

The Fund gained 36.8 percent in the fiscal year, outpacing returns in the S&P 500, S&P MidCap and Russell 2000 of 27.8, 24 and 17.5 percent.

The fiscal year started on a negative note, as a financial-market crisis in the fall led to a broad market downturn that adversely affected U.S. stocks through October 8. From that point on, Brandywine capitalized on a generally improving environment. The Fund gained 67.2 percent from that market low.

As concerns about the availability of capital lingered after the financial crisis, the Adviser sold stocks from the financial sector, reducing the Fund's position in financial stocks by half between the beginning and end of the December quarter.

The Adviser added technology stocks -- most notably Tellabs, the eighth-largest holding by quarter end -- for their ability to fund growth internally. Consumer-related stocks were also added, as increased consumer-spending drove earnings strength for retailers such as Target's parent company Dayton Hudson.

Three separate interest-rate reductions totaling three-quarters of a percentage point by the Fed injected liquidity into the financial markets, helping them recover from the slump that began in the summer. The Fund gained 18.1 percent in the December quarter, despite the revival of a trend focusing on a narrow group of stocks the Adviser's disciplines prevent it from owning, high-PE mega caps and startup Internet companies without earnings histories.

Performance slowed in the March quarter, as investor focus narrowed further and high-valuation stocks dominated. Just 21 stocks generated the S&P 500 index's entire 4.9 percent March-quarter gain.

Strong returns in top, large-cap holdings such as EMC, Sun Microsystems, Nokia, Tellabs and Dayton Hudson helped the Fund gain 2.6 percent during an otherwise difficult quarter. The S&P MidCap and Russell 2000 fell 6.7 and 5.8 percent.

Interest-rate concerns developed early in the June quarter, creating a more valuation-sensitive environment in which a broader range of stocks posted gains. Long-neglected small- and mid-cap stocks benefited most, with the S&P MidCap and Russell 2000 gaining 13.8 and 15.1 percent.

Amid interest-rate uncertainty and seasonal cooling in retail demand, the Adviser sold a number of consumer-related stocks, reducing the sector's portfolio representation by one-third. The Adviser increased purchases of semiconductor and telecommunications-related stocks to benefit from earnings gains in companies capitalizing on demand for computer, telecom and consumer electronics products. The Fund gained 11.4 percent in the June quarter, while the S&P 500 increased to 7 percent.

The Fed reclaimed a portion of the liquidity it injected in the fall by increasing the discount rate by a quarter of a percentage point on June 30 to offset potential inflation stemming from a continuously strong economy.

That move was expected, leading to a generally positive environment early in the September quarter, though short-term economic data soon cast a new cloud of interest-rate uncertainty that persisted until the Fed's next meeting August 24. The Fed increased rates another quarter of a percentage point.

Throughout the quarter concerns regarding interest rates, inflation, a strengthening yen and a record U.S. trade deficit fueled a generally negative environment for stocks. The Fund's reasonable price-to-earnings ratio discipline helped it weather the uncertainty better than the indexes.

The Fund gained 1.4 percent in the September quarter, compared to declines in the S&P 500, S&P MidCap and Russell 2000 of 6.3, 8.7 and 6.6 percent.

COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE FUND, S&P 500
  INDEX(1)<F3>, NASDAQ INDUSTRIALS INDEX(2)<F4> AND RUSSELL 2000 INDEX(3)<F5>

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                                    Since Inception
            1-Year       5-Year        10-Year          12/30/85
            ------       ------        -------      ---------------
            36.8%         17.1%         16.1%            17.0%

          Brandywine Fund     S&P 500     NASDAQ Industrials     Russell 2000
9-30-89       $25,000        $25,000            $25,000             $25,000
9-30-90        23,025         22,675             20,075              18,225
9-30-91        32,557         29,795             32,160              26,408
9-30-92        34,478         33,102             33,832              28,785
9-30-93        51,235         37,405             42,527              38,312
9-30-94        50,517         38,752             42,400              38,887
9-30-95        73,503         50,300             53,551              47,987
9-30-96        80,853         60,561             60,406              54,273
9-30-97       112,628         85,210             75,024              72,292
9-30-98        81,430         92,964             56,268              58,556
9-30-99       111,397        118,808             87,778              69,741

(1)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.

(2)<F4> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.

(3)<F5> The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 1999

                                                                     QUOTED
   SHARES OR                                                         MARKET
PRINCIPAL AMOUNT                                     COST             VALUE
----------------                                     ----            ------

COMMON STOCKS - 97.1% (A)<F7>

             APPAREL & SHOE RETAILERS - 2.5%
    746,000  American Eagle Outfitters, Inc.*<F6> $31,058,886      $36,134,375
    723,900  AnnTaylor Stores Corp.*<F6>           29,696,370       29,589,412
    157,300  bebe stores, inc.* <F6>                5,042,992        3,794,862
     53,000  Braun's Fashions Corp.* <F6>             904,406          963,938
    138,000  Brown Shoe Co. Inc.                    2,334,942        2,527,125
    293,900  Charming Shoppes, Inc.* <F6>           1,655,207        1,506,238
     85,700  Guess ?, Inc.* <F6>                    1,155,701        1,151,594
     50,000  Kenneth Cole Productions, Inc.*<F6>    1,238,060        1,868,750
    552,100  Pacific Sunwear of
               California, Inc.* <F6>              11,447,659       15,476,026
    160,400  Steven Madden, Ltd.* <F6>              2,149,812        2,075,175
    523,100  Too Inc.* <F6>                         9,297,960        9,383,106
     15,000  Urban Outfitters, Inc.* <F6>             355,616          331,875
    194,500  Vans, Inc.* <F6>                       2,130,830        2,334,000
                                               --------------   --------------
                                                   98,468,441      107,136,476

                  THIS SECTOR IS 8.8% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT - 11.8%
    501,550  Comverse Technology, Inc.* <F6>       22,019,706       47,302,434
  2,214,400  Nokia Corp. "A"   ADR                 85,883,416      198,880,800
  1,668,800  Nortel Networks Corp.                 65,504,750       85,108,800
  2,915,000  Tellabs, Inc.* <F6>                   95,170,487      165,972,813
                                               --------------   --------------
                                                  268,578,359      497,264,847

                  THIS SECTOR IS 85.1% ABOVE YOUR FUND'S COST.

             COMPUTER & RELATED - 13.8%
  1,244,000  Adaptec, Inc.* <F6>                   30,157,242       49,371,250
  3,369,900  Apple Computer, Inc.* <F6>           175,084,821      213,356,794
    582,500  Gateway, Inc.* <F6>                   26,125,118       25,884,844
    921,800  Microchip Technology, Inc.* <F6>      42,278,150       47,357,475
    203,600  Netopia, Inc.* <F6>                    4,588,852        8,118,550
  2,381,200  Sun Microsystems, Inc.* <F6>          57,124,997      221,451,600
    326,700  Zebra Technologies Corp.* <F6>        14,640,693       14,854,624
                                               --------------   --------------
                                                  349,999,873      580,395,137

                  THIS SECTOR IS 65.8% ABOVE YOUR FUND'S COST.

             ELECTRONICS - 3.7%
  1,234,800  CTS Corp.                             27,376,454       71,001,000
     51,000  The DII Group, Inc.* <F6>              1,683,000        1,794,563
    123,800  KEMET Corp.* <F6>                      2,794,551        3,957,725
    487,600  Millipore Corp.                       18,592,013       18,315,475
    364,400  Power-One, Inc.* <F6>                  9,155,565        9,292,200
    108,700  RF Micro Devices, Inc.* <F6>           2,541,849        4,973,025
    668,000  Sawtek Inc.* <F6>                      9,255,488       23,380,000
  1,034,100  Vishay Intertechnology, Inc.* <F6>    21,034,335       24,559,875
                                               --------------   --------------
                                                   92,433,255      157,273,863

                  THIS SECTOR IS 70.1% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 7.7%
    388,100  AmeriCredit Corp.* <F6>                4,133,406        5,797,244
  3,355,800  Caremark Rx, Inc.* <F6>               19,538,223       18,876,375
  7,083,900  Cendant Corp.* <F6>                  138,030,569      125,739,225
    159,900  Lason, Inc.* <F6>                      7,533,866        7,120,539
    147,900  Metris Companies Inc.                  3,797,501        4,353,806
  1,814,800  Providian Financial Corp.            157,728,804      143,709,475
    506,800  Sykes Enterprises, Inc.* <F6>         11,472,695       12,511,625
    220,600  TeleTech Holdings, Inc.* <F6>          2,241,928        3,143,550
                                               --------------   --------------
                                                  344,476,992      321,251,839

                  THIS SECTOR IS 6.7% BELOW YOUR FUND'S COST.

             FOOD/RESTAURANTS - 0.5%
    162,200  Applebee's International Inc.          5,146,429        5,464,113
    388,150  CEC Entertainment Inc.* <F6>           6,074,364       13,924,881
     42,300  Sonic Corp.* <F6>                      1,001,845        1,287,506
                                               --------------   --------------
                                                   12,222,638       20,676,500

                  THIS SECTOR IS 69.2% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 7.1%
  1,259,500  Carnival Corp.                        56,757,715       54,788,250
  2,535,300  Gemstar International
               Group Ltd.* <F6>                    52,846,432      198,070,312
  1,020,400  Royal Caribbean Cruises Ltd.          47,088,722       45,918,000
                                               --------------   --------------
                                                  156,692,869      298,776,562

                  THIS SECTOR IS 90.7% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.2%
     64,500  Mobile Mini, Inc.* <F6>                1,121,625        1,410,937
  2,093,500  Tyco International Ltd.              124,304,964      216,153,875
                                               --------------   --------------
                                                  125,426,589      217,564,812

                  THIS SECTOR IS 73.5% ABOVE YOUR FUND'S COST.

             MEDICAL & RELATED - 0.5%
    197,100  Cytyc Corp.* <F6>                      4,574,884        7,625,306
    245,600  Eclipse Surgical
               Technologies, Inc.* <F6>             3,742,157        4,052,400
     22,100  Immucor, Inc.* <F6>                      333,555          265,200
    324,300  Mentor Corp.                           8,843,306        9,242,550
                                               --------------   --------------
                                                   17,493,902       21,185,456

                  THIS SECTOR IS 21.1% ABOVE YOUR FUND'S COST.

             NETWORKING - 0.8%
    127,500  Performance Technologies, Inc.* <F6>   3,004,905        2,876,719
    673,900  Xircom, Inc.* <F6>                    25,664,523       28,767,106
                                               --------------   --------------
                                                   28,669,428       31,643,825

                  THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

             OIL/GAS FIELD SERVICES - 2.8%
    967,100  Devon Energy Corp.                    40,027,946       40,074,206
    298,500  Dynegy Inc.                            6,737,653        6,175,219
    120,000  Evergreen Resources, Inc.* <F6>        2,679,937        2,887,500
  1,867,200  Nabors Industries, Inc.* <F6>         51,198,553       46,680,000
    566,100  Patterson Energy, Inc.* <F6>           8,264,012        8,597,644
    265,900  Precision Drilling Corp.* <F6>         4,890,434        6,165,556
    292,800  UTI Energy Corp.* <F6>                 6,014,214        5,691,300
                                               --------------   --------------
                                                  119,812,749      116,271,425

                  THIS SECTOR IS 3.0% BELOW YOUR FUND'S COST.

             PHARMACEUTICALS - 2.1%
    386,100  Alpharma Inc.                         12,678,970       13,634,156
    151,600  ChiRex Inc.* <F6>                      3,677,117        3,913,175
  1,228,500  IVAX Corp.* <F6>                      17,012,030       20,270,250
    274,800  Jones Pharma Inc.                      6,143,161        9,059,799
    193,000  King Pharmaceuticals, Inc.* <F6>       4,794,292        6,755,000
    409,900  Medicis Pharmaceutical Corp.* <F6>    11,363,503       11,682,150
    220,700  Priority Healthcare Corp.* <F6>        7,233,654        6,814,113
    486,900  Watson Pharmaceuticals Inc.* <F6>     18,534,748       14,880,881
                                               --------------   --------------
                                                   81,437,475       87,009,524

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR & RELATED - 7.3%
    276,900  Credence Systems Corp.* <F6>          11,331,785       12,425,887
    221,000  LTX Corp.* <F6>                        2,604,105        3,024,938
  1,551,400  Motorola, Inc.                       122,106,606      136,523,200
    297,100  Novellus Systems, Inc.* <F6>          20,019,656       20,035,681
  1,585,000  Texas Instruments Inc.                87,539,381      130,366,250
    120,000  Three-Five Systems, Inc.* <F6>         2,333,100        2,655,000
                                               --------------   --------------
                                                  245,934,633      305,030,956

                  THIS SECTOR IS 24.0% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 9.7%
     81,100  Alpha Industries, Inc.* <F6>           2,809,414        4,574,543
  1,364,700  Analog Devices, Inc.* <F6>            41,085,324       69,940,875
  1,628,100  Atmel Corp.* <F6>                     56,759,884       55,050,131
  1,451,600  Cypress Semiconductor Corp.* <F6>     33,501,084       31,209,400
    575,300  Fairchild Semiconductor Corp.* <F6>   10,643,050       13,519,550
    190,000  General Semiconductor, Inc.* <F6>      2,123,404        1,959,375
  1,468,500  Integrated Device
               Technology, Inc.* <F6>              25,677,948       27,167,250
    312,800  International Rectifier Corp.* <F6>    4,803,593        4,770,200
  2,620,300  LSI Logic Corp.* <F6>                121,232,716      134,945,450
  1,495,200  National Semiconductor Corp.* <F6>    42,064,003       45,603,600
    326,850  TranSwitch Corp.* <F6>                 7,686,456       18,630,450
                                               --------------   --------------
                                                  348,386,876      407,370,824

                  THIS SECTOR IS 16.9% ABOVE YOUR FUND'S COST.

             SOFTWARE - 13.7%
  1,479,000  Adobe Systems Inc.                   142,749,092      167,866,500
     37,000  Advent Software, Inc.* <F6>            1,659,887        2,303,250
    249,600  Ardent Software, Inc.* <F6>            5,247,729        6,723,600
  1,668,300  Citrix Systems, Inc.* <F6>            43,626,745      103,330,331
    239,000  Corel Corp.* <F6>                      1,335,025        1,770,082
  1,110,500  Electronic Arts Inc.* <F6>            36,045,557       80,372,437
    434,900  FileNET Corp.* <F6>                    4,209,719        4,647,994
  6,095,600  Parametric Technology Corp.* <F6>     90,151,809       82,290,600
    908,100  Peregrine Systems, Inc.* <F6>         26,790,055       37,005,075
    314,400  Pinnacle Systems, Inc.* <F6>          12,175,321       13,322,700
    420,000  Remedy Corp.* <F6>                    10,122,242       11,917,500
  1,201,800  Symantec Corp.* <F6>                  26,047,449       43,227,184
    291,300  Verity, Inc.* <F6>                    11,130,844       20,045,081
                                               --------------   --------------
                                                  411,291,474      574,822,334

                  THIS SECTOR IS 39.8% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 7.3%
    869,900  Ames Department Stores, Inc.* <F6>    36,171,712       27,728,062
    940,900  BJ's Wholesale Club, Inc.* <F6>       20,293,982       27,815,356
     14,000  CDW Computer Centers, Inc.* <F6>         643,191          684,250
    117,000  Coldwater Creek Inc.* <F6>             2,423,420        2,340,000
    564,900  Insight Enterprises, Inc.* <F6>       17,379,726       18,359,250
  3,442,250  Tandy Corp.                          124,153,635      177,921,297
    772,400  Williams-Sonoma, Inc.* <F6>           21,278,374       37,509,675
    344,600  Zale Corp.* <F6>                       9,035,840       13,202,488
                                               --------------   --------------
                                                  231,379,880      305,560,378

                  THIS SECTOR IS 32.1% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 0.6%
    166,900  Illinova Corp.                         5,509,766        4,683,631
    110,100  Insituform Technologies, Inc.* <F6>    1,966,608        2,752,500
  1,012,700  Shaw Industries, Inc.                 20,065,314       16,076,613
                                               --------------   --------------
                                                   27,541,688       23,512,744
                                               --------------   --------------

                  THIS SECTOR IS 14.6% BELOW YOUR FUND'S COST.

             Total common stocks                2,960,247,121    4,072,747,502

SHORT-TERM INVESTMENTS - 3.1% (A)<F7>

             COMMERCIAL PAPER - 3.0%
$20,000,000  Household International,
             due 10/01/99, discount of 5.32%       20,000,000       20,000,000
  5,000,000  Prudential Funding Corp.,
             due 10/01/99, discount of 5.56%        5,000,000        5,000,000
 25,000,000  American General Finance ECN,
             due 10/04/99, discount of 5.33%       24,988,896       24,988,896
 25,000,000  Ford Motor Credit Co.,
             due 10/05/99, discount of 5.35%       24,985,139       24,985,139
 25,000,000  Sears Roebuck Acceptance Corp.,
             due 10/06/99, discount of 5.38%       24,981,319       24,981,319
 25,000,000  New Center Asset Trust,
             due 10/07/99, discount of 5.37%       24,977,625       24,977,625
                                               --------------   --------------
             Total commercial paper               124,932,979      124,932,979

             VARIABLE RATE DEMAND NOTE - 0.1%
  5,921,499  Firstar Bank U.S.A., N.A.              5,921,499        5,921,499
                                               --------------   --------------
             Total short-term investments         130,854,478      130,854,478
                                               --------------   --------------
             Total investments                 $3,091,101,599    4,203,601,980
                                               --------------
                                               --------------
             Liabilities, less cash and
             receivables (0.2%) (A)<F7>                             (8,685,334)
                                                                --------------
               NET ASSETS                                       $4,194,916,646
                                                                --------------
                                                                --------------

             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($4,194,916,646 /119,559,283
             shares outstanding)                                        $35.09
                                                                        ------
                                                                        ------

  *<F6>   Non-income producing security.
(a)<F7>   Percentages for the various classifications relate to net assets.


The accompanying notes to financial statements are an integral part of this statement.

                                                                     (Unaudited)

DISTRIBUTION ON THE WAY . . .

On October 27, all shareholders of record as of October 26 will receive the year-end distribution. The amount expected is $1.47 per share for Brandywine Fund and $0.92 for Brandywine Blue. All distributions for both Funds represent long-term capital gains. Your account will reflect this distribution if you've selected the reinvestment option. Otherwise, you will receive a check sent to your address of record.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1999

INCOME:
   Dividends                                                   $   10,795,152
   Interest                                                         6,397,658
                                                               --------------
        Total income                                               17,192,810
                                                               --------------

EXPENSES:
   Management fees                                                 44,381,056
   Transfer agent fees                                                722,832
   Printing and postage expense                                       516,843
   Administrative services                                            439,790
   Custodian fees                                                     383,812
   Registration fees                                                   48,138
   Board of Directors fees                                             43,132
   Professional fees                                                   41,139
   Other expenses                                                      32,314
                                                               --------------
        Total expenses                                             46,609,056
                                                               --------------
NET INVESTMENT LOSS                                               (29,416,246)
                                                               --------------
NET REALIZED GAIN ON INVESTMENTS                                  561,000,974
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            882,288,945
                                                               --------------
NET GAIN ON INVESTMENTS                                         1,443,289,919
                                                               --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $1,413,873,673
                                                               --------------
                                                               --------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 1999 and 1998

                                                                                                     1999               1998
                                                                                                     ----               ----
OPERATIONS:
   Net investment  (loss) income                                                               $  (29,416,246)   $    46,939,903
   Net realized gain (loss) on investments                                                        561,000,974       (371,495,833)
   Net increase (decrease) in unrealized appreciation on investments                              882,288,945     (1,950,083,412)
                                                                                               --------------     --------------
        Net increase (decrease) in net assets resulting from operations                         1,413,873,673     (2,274,639,342)
                                                                                               --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.264391 per share)                                      (46,814,793)                --
   Distributions from net realized gains ($0.073194 and $7.023427 per share, respectively)        (12,960,206)    (1,544,738,561)
                                                                                               --------------     --------------
        Total distributions                                                                       (59,774,999)*   (1,544,738,561)
                                                                                                          <F8>
                                                                                               --------------     --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (15,159,346 and 47,435,909 shares, respectively)                   455,819,053      1,551,435,565
   Net asset value of shares issued in distributions (2,181,997 and 45,515,816 shares,
     respectively)                                                                                 54,571,751      1,441,485,893
   Cost of shares redeemed (81,715,518 and 126,115,713 shares, respectively)                   (2,450,014,788)    (3,925,825,675)
                                                                                               --------------     --------------
        Net decrease in net assets derived from Fund share activities                          (1,939,623,984)      (932,904,217)
                                                                                               --------------     --------------
        TOTAL DECREASE                                                                           (585,525,310)    (4,752,282,120)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                         4,780,441,956      9,532,724,076
                                                                                               --------------     --------------
NET ASSETS AT THE END OF THE YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
  OF $0 AND $46,939,823, RESPECTIVELY)                                                         $4,194,916,646     $4,780,441,956
                                                                                               --------------     --------------
                                                                                               --------------     --------------

*<F8>  See Note 7.

The accompanying notes to financial statements are an integral part of these statements.


                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                                 YEARS ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------------
                                                              1999           1998           1997           1996           1995
                                                              ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $25.99         $43.91         $32.83         $33.92         $24.77
Income from investment operations:
   Net investment (loss) income                               (0.20)(1)<F9>   0.21          (0.07)(1)<F9>  (0.08)(1)<F9>  (0.10)
   Net realized and unrealized gains (losses)
     on investments                                            9.64         (11.11)         12.50           2.83          10.70
                                                             ------         ------         ------         ------         ------
Total from investment operations                               9.44         (10.90)         12.43           2.75          10.60
Less distributions:
   Dividend from net investment income                        (0.27)            --             --             --             --
   Distributions from net realized gains                      (0.07)         (7.02)         (1.35)         (3.84)         (1.45)
                                                             ------         ------         ------         ------         ------
Total from distributions                                      (0.34)         (7.02)         (1.35)         (3.84)         (1.45)
                                                             ------         ------         ------         ------         ------
Net asset value, end of year                                 $35.09         $25.99         $43.91         $32.83         $33.92
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                        36.8%         (27.7%)         39.3%          10.0%          45.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                      4,194,917      4,780,442      9,532,724      6,038,301      4,137,484
Ratio of expenses to average net assets                        1.05%          1.04%          1.04%          1.06%          1.07%
Ratio of net investment (loss) income
   to average net assets                                       (0.7%)          0.6%          (0.3%)         (0.4%)         (0.4%)
Portfolio turnover rate                                       208.7%         263.7%         192.4%         202.8%         193.7%

(1)<F9> In 1999, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

The accompanying notes to financial statements are an integral part of this statement.

 COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN BRANDYWINE BLUE FUND,
    S&P 500 INDEX(1)<F10>, NASDAQ INDUSTRIALS INDEX(2)<F11> AND RUSSELL 2000
                                 INDEX(3)<F12>

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                                  Since Inception
               1-Year            5-Year              12/30/85
               ------            ------           ---------------
                35.2%             16.9%                18.9%

          BRANDYWINE FUND     S&P 500     NASDAQ INDUSTRIALS     RUSSELL 2000
1-10-91      $100,000        $100,000          $100,000            $100,000
9-30-91       130,800         125,100           149,900             143,900
9-30-92       136,032         138,986           157,695             156,851
9-30-93       200,783         157,054           198,222             208,769
9-30-94       206,405         162,708           197,628             211,900
9-30-95       294,747         211,195           249,604             261,485
9-30-96       320,979         254,279           281,553             295,739
9-30-97       454,506         357,771           349,689             393,925
9-30-98       334,062         390,328           262,267             319,079
9-30-99       451,652         498,839           409,136             380,023

(1)<F10> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.

(2)<F11> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.

(3)<F12> The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                                BRANDYWINE BLUE

The Adviser's approach isolates companies growing earnings at least 20 percent year-over-year that sell at reasonable price-to-earnings ratios. Over the fiscal year, "reasonable" was defined as below 30 times forward-12-month earnings. Brandywine Blue does not invest in companies with market caps below $500 million, instead emphasizing larger-capitalization stocks, typically greater than $2 billion in market cap.

The Fund's consistent focus on individual-company fundamentals proved to be an asset in positive and negative environments for stocks during the fiscal year. The Fund gained 35.2 percent in the year ended September 30, compared to returns in the S&P 500, S&P MidCap and Russell 2000 of 27.8, 24 and 17.5 percent.

Fallout from a financial crisis that impacted U.S. equity markets in the September quarter of 1998 carried into the beginning of the fiscal year, bringing a wide range of stocks to new lows by the first or second week of October. Fed-prompted interest rate reductions in September and October helped stem the market's slide. A third reduction, bringing the total to three-quarters of a percentage point between September and November, created a positive environment for stocks, helping the Fund to post an 18.9 percent gain in the December quarter.

Large-cap holdings in a number of technology-related industries such as Nokia, Sun Microsystems and EMC Corp. were the biggest contributors to performance. Gap Inc., Dayton Hudson, TJX Cos. and other retail-related holdings also posted strong gains, as positive consumer spending trends boosted their earnings.

The Adviser purchased more consumer-related stocks in the March quarter, increasing the representation of those stocks by 50 percent by quarter end. Technology-related stocks held roughly the same position in the portfolio.

The same companies that drove December-quarter performance continued to climb in the March quarter, though results slowed as a much narrower group of stocks enjoyed gains. The Fund gained 3.4 percent in the March quarter, while the S&P 500 gained 4.9 percent. The S&P MidCap and Russell 2000 fell 6.7 and 5.8 percent.

The S&P MidCap and Russell 2000 posted gains of 13.8 and 15.1 percent in the June-quarter, as interest-rate concerns that developed in April created a more valuation-sensitive environment during the three-month period. The Adviser sold a number of consumer-related holdings as rising interest rates cast doubt on retail earnings outlooks based on optimistic consumer spending forecasts. The Adviser added technology-related holdings, especially companies in the semiconductor sector.

Strong sales of computer, telecommunications and consumer electronics products boosted demand for semiconductors and electronic components, benefiting holdings such as Texas Instruments, Analog Devices, Motorola and Lucent Technologies. The Fund's reasonable price-to-earnings ratio discipline also worked in its favor, as investors were less willing to assume the risk represented by higher-valuation stocks than in previous quarters. The Fund gained 10.4 percent in the June quarter, while the S&P 500 increased 7 percent.

The U.S. economy's robust growth showed few signs of slowing as the June quarter ended, prompting the Fed to reclaim a portion of the liquidity it injected in the fall of 1998. The Fed raised rates a quarter of a percentage point on June 30, then again on August 24. This created an environment of uncertainty that negatively affected most stocks.

Strong earnings gains among technology-related holdings were rewarded, helping offset declines in health-care and waste management holdings. The Fund's reasonable price-to-earnings ratio discipline also helped the Fund weather the broad downturn better than major indexes in the September quarter. The Fund retraced 0.3 percent, versus declines in the S&P 500, S&P MidCap and Russell 2000 of 6.3, 8.7 and 6.6 percent.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 1999

                                                                     QUOTED
   SHARES OR                                                         MARKET
PRINCIPAL AMOUNT                                     COST             VALUE
----------------                                     ----            ------

COMMON STOCKS - 97.5% (A)<F14>

             APPAREL & SHOE RETAILERS - 2.1%
    134,500  American Eagle
               Outfitters, Inc.*<F13>            $  6,073,153     $  6,514,844

                  THIS SECTOR IS 7.3% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT - 10.9%
     47,700  Comverse Technology, Inc.*<F13>        2,621,697        4,498,706
    174,800  Nokia Corp. "A"   ADR                  6,700,029       15,699,225
    155,800  Nortel Networks Corp.                  5,677,167        7,945,800
    103,400  Tellabs, Inc.* <F13>                   5,582,283        5,887,338
                                                 ------------     ------------
                                                   20,581,176       34,031,069

                  THIS SECTOR IS 65.4% ABOVE YOUR FUND'S COST.

             COMPUTER & RELATED - 14.0%
    137,200  Adaptec, Inc.* <F13>                   3,482,099        5,445,125
    255,700  Apple Computer, Inc.* <F13>           12,929,023       16,189,006
     58,600  Gateway, Inc.* <F13>                   2,628,825        2,604,038
    118,200  Microchip Technology, Inc.* <F13>      5,491,256        6,072,525
    143,800  Sun Microsystems, Inc.* <F13>          3,393,336       13,373,400
                                                 ------------     ------------
                                                   27,924,539       43,684,094

                  THIS SECTOR IS 56.4% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 7.0%
     70,000  Caremark Rx, Inc.* <F13>                 444,822          393,750
    567,600  Cendant Corp.* <F13>                  11,129,328       10,074,900
    142,200  Providian Financial Corp.             11,731,745       11,260,462
                                                 ------------     ------------
                                                   23,305,895       21,729,112

                  THIS SECTOR IS 6.8% BELOW YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 8.7%
    200,100  Carnival Corp.                         8,983,454        8,704,350
    157,100  Gemstar International
               Group Ltd.* <F13>                    2,863,401       12,273,437
    140,000  Royal Caribbean Cruises Ltd.           6,372,060        6,300,000
                                                 ------------     ------------
                                                   18,218,915       27,277,787

                  THIS SECTOR IS 49.7% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.1%
    154,400  Tyco International Ltd.                9,393,586       15,941,800

                  THIS SECTOR IS 69.7% ABOVE YOUR FUND'S COST.

             OIL/GAS FIELD SERVICES - 3.2%
     74,000  Devon Energy Corp.                     3,058,671        3,066,375
     36,500  Dynegy Inc.                              813,361          755,094
    243,000  Nabors Industries, Inc.* <F13>         6,574,684        6,075,000
                                                 ------------     ------------
                                                   10,446,716        9,896,469

                  THIS SECTOR IS 5.3% BELOW YOUR FUND'S COST.

             PHARMACEUTICALS - 1.4%
     37,500  Jones Pharma Inc.                        838,180        1,236,326
    100,000  Watson Pharmaceuticals Inc.* <F13>     3,737,407        3,056,250
                                                 ------------     ------------
                                                    4,575,587        4,292,576

                  THIS SECTOR IS 6.2% BELOW YOUR FUND'S COST.

             SEMICONDUCTOR & RELATED - 11.0%
    150,400  Motorola, Inc.                        11,431,294       13,235,200
    109,400  Novellus Systems, Inc.* <F13>          7,298,159        7,377,663
    166,300  Texas Instruments Inc.                 9,227,079       13,678,175
                                                 ------------     ------------
                                                   27,956,532       34,291,038

                  THIS SECTOR IS 22.7% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 11.3%
    119,500  Analog Devices, Inc.* <F13>            3,758,644        6,124,375
    257,000  Atmel Corp.* <F13>                     8,687,767        8,689,813
    212,800  Cypress Semiconductor Corp.* <F13>     4,851,240        4,575,200
    210,400  LSI Logic Corp.* <F13>                 9,460,521       10,835,600
    166,800  National Semiconductor Corp.* <F13>    4,709,280        5,087,400
                                                 ------------     ------------
                                                   31,467,452       35,312,388

                  THIS SECTOR IS 12.2% ABOVE YOUR FUND'S COST.

             SOFTWARE - 12.7%
    114,600  Adobe Systems Inc.                    10,911,146       13,007,100
     85,800  Citrix Systems, Inc.* <F13>            2,085,249        5,314,237
    176,500  Electronic Arts Inc.* <F13>            7,489,510       12,774,188
    597,100  Parametric Technology Corp.* <F13>     8,198,622        8,060,850
     12,500  Symantec Corp.* <F13>                    248,437          449,609
                                                 ------------     ------------
                                                   28,932,964       39,605,984

                  THIS SECTOR IS 36.9% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 8.3%
    171,600  BJ's Wholesale Club, Inc.* <F13>       3,307,026        5,072,925
     56,900  CDW Computer Centers, Inc.* <F13>      2,643,821        2,780,987
    279,900  Tandy Corp.                           10,193,784       14,467,331
     77,400  Williams-Sonoma, Inc.* <F13>           2,412,607        3,758,738
                                                 ------------     ------------
                                                   18,557,238       26,079,981

                  THIS SECTOR IS 40.5% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 1.8%
     23,700  Illinova Corp.                           787,126          665,081
    306,000  Shaw Industries, Inc.                  6,151,894        4,857,750
                                                 ------------     ------------
                                                    6,939,020        5,522,831
                                                 ------------     ------------

                  THIS SECTOR IS 20.4% BELOW YOUR FUND'S COST.

             Total common stocks                  234,372,773      304,179,973

SHORT-TERM INVESTMENTS - 3.2% (A)<F14>

             COMMERCIAL PAPER - 1.6%
 $5,000,000  Prudential Funding Corp.,
             due 10/01/99, discount of 5.56%        5,000,000        5,000,000

             VARIABLE RATE DEMAND NOTE - 1.6%
  5,110,860  Firstar Bank U.S.A., N.A.              5,110,860        5,110,860
                                                 ------------     ------------

             Total short-term investments          10,110,860       10,110,860
                                                 ------------     ------------
             Total investments                    $244,483,633     314,290,833
                                                 ------------
                                                 ------------

             Liabilities, less cash and
             receivables (0.7%) (A)<F14>                            (2,306,777)
                                                                  ------------

               NET ASSETS                                         $311,984,056
                                                                  ------------
                                                                  ------------

             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($311,984,056 /10,590,061
             shares outstanding)                                        $29.46
                                                                        ------
                                                                        ------

  *<F13>   Non-income producing security.

(a)<F14>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1999

INCOME:
   Dividends                                                    $    897,736
   Interest                                                          475,444
                                                                ------------
        Total income                                               1,373,180
                                                                ------------

EXPENSES:
   Management fees                                                 3,346,646
   Administrative services                                           105,045
   Registration fees                                                  36,605
   Printing and postage expense                                       31,783
   Custodian fees                                                     30,931
   Professional fees                                                  29,553
   Transfer agent fees                                                18,375
   Board of Directors fees                                             8,813
   Other expenses                                                      8,645
                                                                ------------
        Total expenses                                             3,616,396
                                                                ------------
NET INVESTMENT LOSS                                               (2,243,216)
                                                                ------------
NET REALIZED GAIN ON INVESTMENTS                                  50,355,688
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            53,901,197
                                                                ------------
NET GAIN ON INVESTMENTS                                          104,256,885
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $102,013,669
                                                                ------------
                                                                ------------

The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 1999 and 1998

                                                                                                 1999                   1998
                                                                                                 ----                   ----
OPERATIONS:
   Net investment (loss) income                                                              $ (2,243,216)         $  3,224,429
   Net realized gain (loss) on investments                                                     50,355,688           (38,397,139)
   Net increase (decrease) in unrealized appreciation on investments                           53,901,197          (114,271,399)
                                                                                             ------------          ------------
        Net increase (decrease) in net assets resulting from operations                       102,013,669          (149,444,109)
                                                                                             ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.204780 per share)                                   (3,234,784)                   --
   Distributions from net realized gains ($0.132292 and $5.085142 per share,
     respectively)                                                                             (2,089,735)          (88,287,212)
                                                                                             ------------          ------------
        Total distributions                                                                    (5,324,519)*<F15>    (88,287,212)
                                                                                             ------------          ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (3,879,907 and 8,608,182 shares, respectively)                 101,668,079           236,200,712
   Net asset value of shares issued in distributions (226,167 and 3,001,160
     shares, respectively)                                                                      4,828,670            81,361,466
   Cost of shares redeemed (9,983,841 and 12,395,518 shares, respectively)                   (255,552,611)         (332,841,741)
                                                                                             ------------          ------------
        Net decrease in net assets derived from Fund share activities                        (149,055,862)          (15,279,563)
                                                                                             ------------          ------------
        TOTAL DECREASE                                                                        (52,366,712)         (253,010,884)
                                                                                             ------------          ------------

NET ASSETS AT THE BEGINNING OF THE YEAR                                                       364,350,768           617,361,652
                                                                                             ------------          ------------
NET ASSETS AT THE END OF THE YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
  $0 AND $3,234,758, RESPECTIVELY)                                                           $311,984,056          $364,350,768
                                                                                             ------------          ------------
                                                                                             ------------          ------------

*<F15>  See Note 7.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                 YEARS ENDED SEPTEMBER 30,
                                                                                 -------------------------
                                                              1999           1998           1997           1996           1995
                                                              ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $22.13         $35.78         $25.26         $24.37         $17.18
Income from investment operations:
   Net investment (loss) income                               (0.18)(1)<F16>  0.19          (0.10)(1)<F16> (0.05)(1)<F16> (0.0)
   Net realized and unrealized gains (losses)
     on investments                                            7.85          (8.75)         10.62           2.05           7.30
                                                             ------         ------         ------         ------         ------
Total from investment operations                               7.67          (8.56)         10.52           2.00           7.30
Less distributions:
   Dividend from net investment income                        (0.21)            --             --             --             --
   Distributions from net realized gains                      (0.13)         (5.09)            --          (1.11)         (0.11)
                                                             ------         ------         ------         ------         ------
Total from distributions                                      (0.34)         (5.09)            --          (1.11)         (0.11)
                                                             ------         ------         ------         ------         ------
Net asset value, end of year                                 $29.46         $22.13         $35.78         $25.26         $24.37
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                        35.2%         (26.5%)         41.6%           8.9%          42.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                        311,984        364,351        617,362        351,459        164,943
Ratio of expenses to average net assets                        1.08%          1.06%          1.08%          1.13%          1.31%
Ratio of net investment (loss) income
   to average net assets                                       (0.7%)          0.6%          (0.5%)         (0.4%)         (0.4%)
Portfolio turnover rate                                       228.4%         299.5%         202.1%         196.9%         174.1%

(1)<F16> In 1999, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund, Inc. (the "Blue Fund") (collectively the "Funds"). Each Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statements of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Brandywine Fund has utilized $387,570,835 and the Blue Fund has utilized $38,767,824 of post-October losses to offset current year net capital gains, as provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and the Funds do not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in either of the Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders. The Funds intend to declare distributions of all net investment income and net realized gains to be paid on October 28, 1999 to shareholders of record of October 26, 1999.

(4)  INVESTMENT TRANSACTIONS

     For the period ended September 30, 1999, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $9,050,019,903 and $11,060,060,359, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $745,515,122 and $901,149,272, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 1999, liabilities of each Fund included the following:

                                           Brandywine              Blue
                                              Fund                 Fund
                                         --------------        ------------
     Payable to brokers for
       investments purchased             $   29,515,082        $  1,746,471
     Payable to Adviser for
       management fees                        3,502,941             265,376
     Deferred compensation plan for
       Directors                                 30,000               7,500
     Payable to shareholders
       for redemptions                            6,356                  --
     Other liabilities                          210,866              32,648

(6)  SOURCES OF NET ASSETS

     As of September 30, 1999, the sources of net assets were as follows:

     Fund shares issued
       and outstanding                   $2,915,663,056        $232,557,831
     Net unrealized appreciation
       on investments                     1,112,500,381          69,807,200
     Accumulated net
       realized gains                       166,753,209           9,619,025
                                         --------------        ------------
                                         $4,194,916,646        $311,984,056
                                         --------------        ------------
                                         --------------        ------------

     Aggregate net unrealized appreciation as of September 30, 1999 consisted of the following:

                                           Brandywine              Blue
                                              Fund                 Fund
                                         -------------         -----------
     Aggregate gross
       unrealized appreciation           $1,192,805,965         $77,292,172
     Aggregate gross unrealized
       depreciation                         (80,305,584)         (7,484,972)
                                         --------------         -----------
     Net unrealized appreciation         $1,112,500,381         $69,807,200
                                         --------------         -----------
                                         --------------         -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED)

     In early 1999, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended September 30, 1999. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                           Brandywine              Blue
                                              Fund                 Fund
                                         -------------         -----------
     Capital gains taxed at 20%          $  12,960,377         $   366,207

     The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1999
     was                                            40%                 50%

(PRICEWATERHOUSECOOPERS LOGO)

                                                       100 EAST WISCONSIN AVENUE
                                                                      SUITE 1500
                                                             MILWAUKEE, WI 53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

October 8, 1999

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND, INC.

In our opinion, the accompanying statements of net assets of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

GONE, BUT NOT FORGOTTEN . . .

Our beloved American Berkshire pig Wilbur recently passed on. Wilbur, who eventually grew to more than 700 pounds, was more than just a reminder of our pigs-at-the-trough forced stock displacement discipline. He was instrumental in the growth of Friess Associates. The owner of the store where his feed was purchased became a shareholder, no doubt as a result of Wilbur's appetite. Wilbur even oinked some investment ideas to Foster from time to time -- wish we listened when he told us to buy Microsoft years ago!

Wilbur was a great pet, and we know our fellow shareholders will miss him like we do. Foster is hopeful that the rumors that Wilbur will be succeeded by a young buffalo will prove to be untrue!

KUDOS FOR YOUR FUND . . .

MORNINGSTAR -- "Through July 1999, the fund was beating the major indexes and most of its peers for the year to date. Brandywine's strategy is working, and still catering to investors who want aggressive growth exposure . . ." August
                                                                       ------
1999
----

MUTUAL FUNDS MAGAZINE -- "Brandywine gained 63% (from October 8, 1998) through mid-August, eclipsing its growth-fund peers' 48% and the S&P 500's 42%. What's more, that comeback was accomplished without the benefit of Internet plays . .
 ." October 1999
   ------------

THE WALL STREET JOURNAL -- "Morningstar reshuffles funds in 401(k) plan . . . Brandywine remains one of the investment options." July 13, 1999
                                                   -------------

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

Marvin N. Schoenhals
Chairman
WSFS Financial Corp.
Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
  (800) 656-3017          www.brandywinefunds.com           bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC
Custodian: FIRSTAR BANK MILWAUKEE, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; John Fraser, Vice President; Carl Gates, Vice President; Andrew Graves, Vice President; David
Harrington, Vice President; John Ragard, Vice President; and Paul Robinson, Vice
                                   President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of either Brandywine Fund or Brandywine Blue Fund unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca Buswell
Report Staff: Chris Aregood, Chris Long, Adam Rieger

                                                         (BRANDYWINE FUNDS LOGO)